- 1

 -

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

CityplaceWashington, StateD.C. PostalCode20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[  ]

Preliminary Information Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]

Definitive Information Statement

GOLD BILLION GROUP HOLDINGS LIMITED

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]        No fee required

[  ]

$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

GOLD BILLION GROUP HOLDINGS LIMITED

Room 1202A,12/F., Empire Center

68 Mody Road, Tsim Sha Tsui

Kowloon Hong Kong

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about February 7, 2017 (the “Mailing Date”) to the shareholders of record, as of December 27, 2016 (the “Record Date”), of Gold Billion Group Holdings Limited. (hereinafter referred to as “we,” “us,” “our,” or the “Company”), a Delaware corporation. This Information Statement is being circulated to advise the shareholders of action already approved and taken without a meeting by written consent of our majority shareholder who holds a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action described herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about February 27, 2017 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	Removal without cause of Lai Kok Meng as a member of the Company’s Board of Directors.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the action which has  been approved by our majority shareholder.  Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at Streetaddress100 F Street, N.E., Room 1580, placeCityWashington, StateD.C. PostalCode20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the following actions were taken pursuant to a Written Consent of the majority shareholder of the Company:

(1)

Removal of Lai Kok Meng as a member of the Corporation’s Board of Directors, without cause, as authorized by Section 141(k) of the Delaware General Corporation Law and Section 3.4 of the Company’s Bylaws.

The Board of Directors has fixed the close of business on December 27, 2016, as the Record Date for determining the Shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on December 27, 2016, are entitled to notice of the foregoing action to be effective on or about February 27, 2017.  Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholder holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and having sufficient voting power to approve such proposal through its ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holder of a majority interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholder who holds a majority of the voting power of our capital stock.

December 29, 2016

By Order of the Board of Directors,
/s/ Kok Seng Yeap Eddy
Kok Seng Yeap Eddy

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE “PLACENAMEPLACESAFE PLACETYPEHARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

THE COMPANY

Gold Billion Group Holdings Limited was incorporated under the laws of the State of Delaware on November 9, 2000 under the name Benjamin Acquisitions, Inc, and changed its name to Hotel Outsource Management International, Inc., on February 7, 2002.  During the period from inception to November 19, 2014, the Company was a service provider in the hospitality industry, providing equipment of services for operation of computerized minibar’s in hotel rooms.  As of November 25, 2014, the Company had a change of control.   On that date, RichCorp Holdings Ltd., a Samoa corporation (the “Buyer”), purchased 2,308,345 shares of the Company’s issued and outstanding common stock, representing  approximately 78.3% of the Company’s issued and outstanding common stock.

Since the change of control on November 25, 2014, the Company has been a "shell" company with no or nominal operations and no or nominal assets. The Company’s current business plan is to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity. The Company has limited capital with which to provide the owners of the target company with any significant cash or other assets and, as such, the Company will only be able to offer owners of a target company the opportunity to acquire a controlling ownership interest in the Company.  The Company is currently investigating the possibility of pursuing a reverse merger transaction with an operating business located in Asia.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors serve one year terms or until their successors are elected.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Positions held
Kok Seng Yeap Eddy	41	Chief Executive Officer and Director
Lai Kok Meng	52	Director

Biographical Information

Kok Seng Yeap Eddy –  Mr. Kok is 41 years old.   Hi is a Malaysian and is a Life Insurance Practitioner with the qualification obtained from the Malaysia Insurance Institute. He has also completed the Legal Professional Will Writing Course with Rockwills Sdn Bhd, Malaysia. He is currently Managing Director of NobleCorp Asset Management Ltd. (“NobleCorp”) which is set up in May 2014 for venturing into the Asset Management Field. NobleCorp is holding approximately 18% of the issued capital of PMI Construction Group, a company traded on OTCQB market. Eddy is also a director of PMI Construction Group. Prior to founding NobleCorp, Mr. Kok was the director and shareholder of several private and public companies in Malaysia, Singapore, Macau, Indonesia, Hong Kong and China, including Kingsburg Holdings Limited. Currently, Mr. Kok is venturing into his own businesses, including asset management, risk management services, alternative insurance services, healthcare research and fruit plantation projects.

Lai Kok Ming - Mr. Lai is 52 years old.  Mr. Lai holds a Doctorate degree in Philosophy Causa in Entrepreneurship from the Golden State University, USA. He is the founder and Managing Director of LV Worldwide (M) Sdn Bhd and Tianz Alliance (Shanghai) Group Limited. Mr. Lai has been specializing in manufacturing of high quality GMP standard healthcare, nutritional and beauty products since 1988. His personal business ventures also extended to the areas of packaging services, development, patents registration as well as biomass green technology business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 27, 2016, certain information with respect to the common stock beneficially owned by (i) each director, nominee to the Board of Directors and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all directors and executive officers as a group:

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	RichCorp Holding, Ltd Brumby Centre, Lot 42, Jalal Muhibbah, 87000 Labuan F.T. Malaysia	18,308,345	92.94%
Common Common	Kok Seng Yep (1)(2) Brumby Centre, Lot 42, Jalal Muhibbah, 87000 Labuan F.T. Malaysia Lai Kok Ming (1) 33 JLN Cempaka The Mines Resort City 43300 Seri Kembangan Selangor, Malaysia	18,308,345 0	92.94% 0%
Common	All Directors and executive officers (2 persons)	18,308,345	92.94%

(1)

The person listed is currently an officer, a director, or both, of the Company.

(2)

 Kok Seng Yep is the owner of 51% of the issued and outstanding shares of RichCorp Holdings, Ltd., with the authority to exercise the right to vote the shares of the Company owned by RichCorp Holdings, Ltd.  Accordingly, Kok Seng Yeap may be deemed to be the beneficial owner of the shares of the Company owned by RichCorp Holdings, Ltd.

VOTING SECURITIES & INFORMATION ON CONSENTING STOCKHOLDERS

As of the Record Date, the Company had 19,699,484 shares of common stock issued and outstanding, and RichCorp Holdings, Ltd., a Samoa corporation, (“the Consenting Shareholder”), was the owner of 18,308,345 shares, or approximately 92.94% of the issued and outstanding common stock of the Company.

REMOVAL OF DIRECTOR

Pursuant to Section 141(k) of the Delaware General Corporation Law, and Section 3.4 of the Company’s Bylaws, members of the Company’s board of directors may be removed at any time, with or without cause, by vote of the holders of a majority of the issued and outstanding shares of common stock of the Company.  On December 27, 2016, RichCorp Holdings, Ltd., a Samoa corporation (“the Consenting Shareholder”), as the holder of approximately 92.94% of the Company’ issued and outstanding common stock, executed a written consent in lieu of a meeting approving the removal, without cause, of Lai Kok Ming, as a member of the Company’s board of directors.

Dissenter’s Rights

The Delaware General Corporation Law does not provide for dissenter’s rights of appraisal in connection with the above described actions.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Kok Seng Yeap, at Brumby Centre, Lot 42,  Jalal Muhibbah, 87000, Labuan F.T., Malaysia.   We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov

.

- 6

 -

We filed our annual report for the fiscal year ended December 31, 2015 on Form 10-K, on April 14, 2016, and our quarterly reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2016, on June 15, 2016, September 15, 2016, and November 14, 2016, respectively.  Copies of such reports may be obtained, free of charge, upon written request by any shareholder to the Company at Room 1202A, 12/F., Empire Center

68 Mody Road, Tsim Sha Tsui, Kowloon, Hong Kong.

By Order of the Board of Directors,

/s/ Kok Seng Yeap
Kok Seng Yeap, Director

December 29, 2016